SUMMIT
CASH RESERVES
FUND

Financial Institutions
Series Trust







FUND LOGO






Semi-Annual Report

November 30, 1995


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Summit Cash
Reserves Fund
Financial Institutions
Series Trust
Box 9011
Princeton, NJ
08543-9011




DEAR SHAREHOLDER

For the six months ended November 30, 1995, Summit Cash Reserves
Fund paid shareholders a net annualized dividend of 5.11%*. The
Fund's 7-day yield as of November 30, 1995 was 4.89%.

The average portfolio maturity for Summit Cash Reserves Fund at November 30, 1995 was 57 days compared to 72 days at May 31, 1995.

The Environment
The pace of US economic activity apparently changed during the six months ended November 30, 1995. During the summer months, there was strong evidence of a slowing economy, a trend that was reversed during the third calendar quarter of 1995, when gross domestic product growth rebounded to a 4.2% pace. However, recent economic releases suggest that this rate of expansion has not been sustained.

A number of key measures of economic growth indicate that the economy is losing momentum. Retail sales for November were soft, reflecting continued caution on the part of debt-burdened consumers. Home sales and housing starts both declined in October, despite lower mortgage rates. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. In response to this slowing in the economy, inflationary pressures continue to be subdued.

It appears that investors are not only anticipating that a lackluster economy will lead the Federal Reserve Board to resume its easing of monetary policy (as it did at its December 19, 1995 meeting), but also that the Clinton Administration and Congress will reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Throughout the six months ended November 30, 1995, yields on fixed-income securities fell dramatically. With investors seeking yield, the yield curve flattened and ultimately inverted out to the one-year sector. Lack of Treasury issuance coupled with strong foreign demand kept the front end of the yield curve well bid. As a result, quality spreads remained wide enough for the Fund to favor short-term money market securities over more expensive short-term Treasury securities.

The portfolio' s composition at the end of the November period and as of our last report is detailed below:



Issue                                    11/30/95       5/31/95

Bank Notes                                   --            5.6%
Certificates of Deposit--European            --            1.1
Certificates of Deposit--Yankee             4.5%          11.2
Commercial Paper--Discount                 44.4           37.8
Corporate Notes                             3.0            2.3
Master Notes                                4.5            4.5
Repurchase Agreements                       0.4             --
US Government Agency
 Coupon Obligations                         3.0             --
US Government, Agency
 & Instrumentality
 Obligations--Discount                      5.9            6.5
US Government, Agency
 & Instrumentality
 Obligations--Non-Discount                 35.6           28.9
Other Assets Less Liabilities                --            2.1
Liabilities in Excess of Other Assets      (1.3)            --
                                          ------         ------
Total                                     100.0%         100.0%
                                          ======         ======

In Conclusion
We appreciate your continued support of Summit Cash Reserves Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Carlo J. Giannini)
Carlo J. Giannini
Vice President and Portfolio Manager



January 5, 1996




SCHEDULE OF INVESTMENTS                        (in Thousands)
                     Face   Interest    Maturity      Value
Issue               Amount   Rate*        Date      (Note 1a)
Certificates of Deposit--Yankee--4.5%

Rabobank           $2,000     5.76 %    1/31/96      $  1,999
Nederland, NY       1,000     6.69      3/08/96         1,002

Total Certificates of Deposit--Yankee
(Cost--$3,000)                                          3,001

Commercial Paper--Discount--44.4%


ABN AMRO            1,500     5.65     12/27/95         1,494
North America
Finance Inc.

Dean Witter,        1,000     5.70      1/29/96           990
Discover & Co.

Electricite         3,000     5.50      4/17/96         2,936
de France

Ford Motor          3,000     5.69      1/30/96         2,970
Credit Co.

General Motors      2,000     5.73      2/23/96         1,973
Acceptance Corp.

Hanson Finance      1,000     5.63      1/08/96           994
(UK) PLC

Preferred           2,000     5.69      2/05/96         1,979
Receivables
Funding Corp.

Siemens             2,000     5.48      1/11/96         1,986
Corporation

Svenska             3,000     5.68      2/09/96         2,966
Handelsbanken,
Inc.

Sweden,             1,500     5.66      2/15/96         1,482
Kingdom of

Toshiba             1,090     5.65     12/19/95         1,087
International
Finance
(UK) PLC

Vattenfall          3,000     5.64      3/20/96         2,948
Treasury Inc.

Western Australia   1,000     5.60      1/08/96           994
Treasury Corp.

Wool International  2,000     5.61      4/12/96         1,959

Xerox Corp.         3,000     5.70      1/23/96         2,974

Total Commercial Paper--Discount
(Cost--$29,734)                                        29,732


Corporate Notes--3.0%


Abbey National      1,000     6.45      5/15/96         1,003
Treasury
Services PLC

SMM Trust (1995-K)  1,000     6.08      6/14/96         1,000

Total Corporate Notes
(Cost--$2,000)                                          2,003



SCHEDULE OF INVESTMENTS                        (in Thousands)
                     Face   Interest    Maturity      Value
Issue               Amount   Rate*        Date      (Note 1a)
Master Notes--4.5%

Goldman Sachs      $3,000     5.82%     2/14/96      $  3,000
Group L.P.++

Total Master Notes (Cost--$3,000)                       3,000


US Government Agency Coupon Obligations--3.0%


Federal Home        2,000     6.787     2/15/96         2,003
Loan Bank

Total US Government Agency Coupon Obligations
(Cost--$1,999)                                          2,003


US Government, Agency & Instrumentality Obligations--
Discount--5.9%

Federal Home        1,000     6.08      3/07/96           985
Loan Bank

US Treasury Bills   3,000     6.83      1/11/96         2,981

Total US Government, Agency & Instrumentality
Obligations--Discount (Cost--$3,960)                    3,966


US Government, Agency & Instrumentality Obligations--
Non-Discount--35.6%


Federal Home        1,000     6.18     12/28/95         1,000
Loan Bank++         1,000     6.21      6/17/96         1,000
                    5,000     5.82      8/05/96         4,995

Federal National    2,000     6.08      5/13/96         2,000
Mortgage            2,000     5.81      7/08/96         2,000
Association++       1,000     5.67      8/08/96         1,000
                    5,000     5.83      2/21/97         5,000
                    1,800     6.20      5/19/97         1,800
                    1,000     6.25      5/14/98         1,000

US Treasury Notes   1,000     4.25     12/31/95           999
                    2,000     5.875     5/31/96         2,003
                    1,000     6.875    10/31/96         1,012

Total US Government, Agency & Instrumentality
Obligations--Non-Discount (Cost--$23,804)              23,809


Face
Amount     Issue

Repurchase Agreements**--0.4%


$247       PaineWebber Inc., purchased on
           11/30/1995 to yield 5.91% to 12/01/1995        247

Total Repurchase Agreements (Cost--$247)                  247

Total Investments (Cost--$67,744)--101.3%              67,761

Liabilities in Excess of Other Assets--(1.3%)            (873)
                                                    ---------
Net Assets--100.0%                                  $  66,888
                                                    =========


 *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon the appropriate indexes; the interest rates shown are the rates in effect at November 30, 1995.
**Repurchase Agreements are fully collateralized by US Government
  Obligations.
++Variable Rate Notes.


See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 1995
Assets:             Investments, at value (identified cost--$67,743,886*)
                    (Notes 1a & 1e)                                                                         $ 67,760,956
                    Cash                                                                                             822
                    Interest receivable                                                                          244,402
                    Prepaid registration fees and other assets (Note 1d)                                          88,267
                                                                                                            ------------
                    Total assets                                                                              68,094,447
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                         $  1,072,562
                      Administrator (Note 2)                                                     16,524
                      Investment adviser (Note 2)                                                16,524        1,105,610
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       100,826
                                                                                                            ------------
                    Total liabilities                                                                          1,206,436
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 66,888,011
                                                                                                            ============

Net Assets          Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $  6,687,094
                    Paid-in capital in excess of par                                                          60,183,847
                    Unrealized appreciation on investments--net                                                   17,070
                                                                                                            ------------
                    Net assets--Equivalent to $1.00 per share based on 66,870,941
                    shares of beneficial interest outstanding                                               $ 66,888,011
                                                                                                            ============


                   *Cost for Federal income tax purposes. As of November 30, 1995, net unrealized appreciation for Federal income tax purposes amounted to
                    $17,070, of which $20,861 related to appreciated securities and
                    $3,791 related to depreciated securities.



                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       November 30, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  2,588,523
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                      $    116,137
                    Administrative fees (Note 2)                                                116,137
                    Transfer agent fees (Note 2)                                                 97,682
                    Registration fees (Note 1d)                                                  34,283
                    Professional fees                                                            29,153
                    Accounting services (Note 2)                                                 20,419
                    Trustees' fees and expenses                                                  16,261
                    Custodian fees                                                               11,685
                    Printing and shareholder reports                                             11,149
                    Other                                                                         8,374
                                                                                           ------------
                    Total expenses                                                                               461,280
                                                                                                            ------------
                    Investment income--net                                                                     2,127,243
                                                                                                            ------------

Unrealized          Change in unrealized appreciation on investments--net                                        (56,358)
Loss on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  2,070,885
--Net                                                                                                       ============
(Note 1c):


Statements of Changes in Net Assets
                                                                                            For the Six     For the Year
                                                                                           Months  Ended       Ended
Increase (Decrease) in Net Assets:                                                         Nov. 30, 1995    May 31, 1995
Operations:         Investment income--net                                                 $  2,127,243     $  4,854,999
                    Realized gain on investments--net                                                --            5,155
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                            (56,358)         143,964
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,070,885        5,004,118
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                   (2,127,243)      (4,854,999)
Distributions to    Realized gain on investments--net                                                --           (5,155)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,127,243)      (4,860,154)
                                                                                           ------------     ------------

Beneficial          Net proceeds from sale of shares                                        173,937,946      386,906,148
Interest            Net asset value of shares issued to shareholders in reinvestment
Transactions        of dividends and distributions (Note 1f)                                  2,120,724        4,849,989
(Note 3):                                                                                  ------------     ------------
                                                                                            176,058,670      391,756,137
                    Cost of shares redeemed                                                (198,233,116)    (438,082,555)
                                                                                           ------------     ------------
                    Net decrease in net assets derived from beneficial interest
                    transactions                                                            (22,174,446)     (46,326,418)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (22,230,804)     (46,182,454)
                    Beginning of period                                                      89,118,815      135,301,269
                                                                                           ------------     ------------
                    End of period                                                          $ 66,888,011     $ 89,118,815
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.           For the Six
                                                                 Months Ended         For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         Nov. 30, 1995   1995       1994        1993       1992
Per Share           Net asset value, beginning of period          $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                            .0253      .0444      .0254      .0262       .0464
                    Realized and unrealized gain (loss) on
                    investments--net                                 (.0007)     .0014      .0003      .0007      (.0001)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                  .0246      .0458      .0257      .0269       .0463
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.0253)    (.0444)    (.0254)    (.0262)     (.0463)
                      Realized gain on investments--net                  --     (.0001)    (.0003)    (.0007)      .0000
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                (.0253)    (.0445)    (.0257)    (.0269)     (.0463)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  =========  =========  =========  =========   =========
                    Total investment return                           5.11%*     4.52%      2.57%      2.74%       4.44%
                                                                  =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.09%*      .98%       .90%       .86%        .79%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income and realized gain
                    on investments--net                               5.04%*     4.35%      2.54%      2.72%       4.48%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                                $  66,888  $  89,119  $ 135,301  $ 156,677   $ 237,868
                                                                  =========  =========  =========  =========   =========

                   *Annualized.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to selected groups of purchasers. The Fund is currently the only operating series of the Trust. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments-- The money market securities in which the Fund invests are traded primarily in the over-the-counter markets. Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees-- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements-- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends to shareholders-- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax) in additional fund shares at net asset value. Dividends are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Investment Adviser") and Broadcort Capital Corporation (the "Administrator"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Investment Adviser and the Administrator each receive a fee from the Fund at the end of each month at the annual rate of 0.275% of the average daily net assets of the Fund not exceeding $500 million, and at the annual rate of 0.25% of average daily net assets in excess of $500 million. Under their respective agreements with the Fund, the Investment Adviser and the Administrator are obligated to reimburse the Fund to the extent the Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary charges such as litigation costs) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the remaining average daily net assets. No fee payment will be made to the Investment Adviser or Administrator during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment. The Investment Adviser and Administrator will share equally with respect to any reimbursements made pursuant to the expense limitations.

Merrill Lynch Funds Distributor, Inc. ("MLFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Distributor of the shares of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.





OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Harry Woolf, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Carlo J. Giannini, Vice President
Kevin J. McKenna, Vice President
Joseph T. Monagle, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210